U.S. Global Investors Funds
PROSPECTUS SUPPLEMENT
STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

U.S. Global Investors Funds
Supplement Dated October 1, 2008
to the Prospectus and SAI Dated October 1, 2008
PROSPECTUS SUPPLEMENT
The prospectus is hereby supplemented as follows:
The Eastern European Fund’s “Main Investment Strategies” will include the following:
The Eastern European Fund invests, under normal market conditions, at least 25% of its net assets in securities of companies involved in oil & gas and banking. In particular, the fund will invest at least 25% of its net assets in the following industries: energy equipment and services; oil, gas and consumable fuels; and commercial banking. However, the fund will not invest more than 50% of its net assets in any one of those industries.
The Eastern European Fund’s “Main Risks” section will include the following:
Industry Concentration Risk
The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil & gas and banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses.
The “How to Invest” and “Important Shareholder Information” section of the prospectus including how to purchase, redeem, and exchange shares will be replaced as follows:
How to Invest
Opening an Account
You may open an account by calling an Investor Representative at 800-873-8637 and requesting an application or by downloading an application from our website at www.usfunds.com. A signed, completed application with your initial investment must be mailed to U.S. Global Investors Funds to open your initial account. However, after you open your initial account, you will not need to fill out another application to invest in another fund within the U.S. Global Investors family of funds unless the account registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or hold your application for up to 30 days in order to verify your identity.
An account must have a valid physical U.S. address and each registered owner(s) must provide a valid Social Security number or other taxpayer identification to avoid possible backup withholding by the Internal Revenue Service. The funds do not open fund accounts with a foreign address.
Funding an Account
We do not accept the following instruments: money orders, cashier’s checks, starter checks, credit card checks, traveler’s checks, third party checks or other similar instruments. In addition, we do not accept cash or coins. To purchase fund shares with a check, the check must be written in U.S. dollars and drawn on a U.S. bank.
To fund your initial account by a wire transfer, please send the completed account application to the address below and reference that you will be funding the account by wire. An Investor Representative will contact you once the initial account has been established to provide the proper wiring instructions and new account number.

Minimum Investments

Initial Purchase
•	Regular accounts	$5,000
•	Regular money market accounts	$1,000
•	UGMA/UTMA accounts	$100
•	IRAs	$100

Additional Purchases
•	$50 minimum per transaction, per fund account

Automatic Investing – ABC Investment Plan ®
•	$100 initial investment if you elect to have monthly automated investments of at least $50 per transaction, per fund account. The $100 initial investment must be made by check or wire.
How to Purchase Shares
When you make a purchase, your purchase price will be the next calculated NAV per share after we receive your request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment in good order prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next day the funds are open for business.
Purchases received by check or ACH are not available for redemption until the lesser of ten business days or our receipt of written confirmation from the issuing bank that your check or ACH draft has cleared. Purchases received by wire or ACH will not be considered complete until the wire or ACH is received and accepted by the funds. The funds will not be responsible for any processing delay by the bank.
By Internet Access – www.usfunds.com
You can use your computer to perform certain mutual fund transactions by accessing our website. Once your application has been processed and your account has been created, you can access your account by logging onto www.usfunds.com and clicking the “Access My Account” link to establish Internet access. Once your account has been accessed, you will be able to review account activity, make exchanges between existing funds, check balances and purchase additional shares if your banking information has already been provided. If your banking information has not been provided, please complete the Account Options Form to add this privilege. Purchases into a new fund in which you are not currently invested cannot be made on the website. Please call an Investor Representative for assistance.
By Telephone – 800-873-8637
Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 7:00 p.m. Central Time.
Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to purchase shares is genuine, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.
By Mail

To open an account, send your application and check to:
o	Regular Mail Shareholder Services U.S. Global Investors Funds P.O. Box 781234 San Antonio, TX 78278-1234

o	Overnight Mail Shareholder Services U.S. Global Investors Funds 7900 Callaghan Road San Antonio, TX 78229
To add to your account, send your check and the appropriate deposit stub that accompanies your fund’s transaction confirmation to either address stated above.
For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name you wish to open.
By Bank Wire
To add to your account, visit our website at www.usfunds.com or call 800-873-8637 for instructions before wiring. This helps to ensure that your account will be credited promptly and correctly.
By Automated Clearing House (ACH)
Additional purchases can be deducted from your bank account if your banking information was provided when the account was opened. To add banking information to an existing account, please complete the Account Options Form to add this privilege. ACH purchases can be performed by accessing your account on our website or by calling an Investor Representative.
ABC Investment Plan®
You may purchase shares through the ABC Investment Plan ® by completing the appropriate sections on the initial application or by completing the ABC Investment Plan® Enrollment Form. Purchases received through the ABC Investment Plan ® are not available for redemption until the lesser of ten business days or our receipt of written confirmation from the issuing bank that your draft has cleared. Please call an Investor Representative at 800-873-8637 for further instructions.
Fax /Email
The funds do not accept purchase instructions via fax or email.
The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any fund that you own in the U.S. Global Investors family of funds.
How to Redeem Shares
You may redeem fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in good order. However, if instructions are received after the close of the NYSE regular trading session (generally 4 p.m. Eastern Time), your redemption will be effective on the next day the funds are open for business. Full liquidation of shares will result in a $10 closing fee per fund account.
We will send your proceeds within seven calendar days after the effective date of the redemption. For federal income tax purposes, a redemption is a taxable event; as such you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.
A Medallion Signature Guarantee is required for all redemptions if:
•	The redemption is greater than $50,000;

•	The redemption proceeds are being sent to a bank not already on file;

•	The redemption proceeds are being sent to an address other than the address of record;

•	The redemption proceeds are being sent to a payee other than the registered owner(s);or

•	The address of record for the fund account has been updated within the last 30 days.
The funds reserve the right to request a Medallion Signature Guarantee for any situation regarding a shareholder’s account. You may obtain a Medallion Signature Guarantee from a financial institution such as a commercial bank, savings bank, credit union, or broker dealer. A Medallion Signature Guarantee cannot be obtained from a notary public.
Additional documents may be required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions, please call an Investor Representative at 800-873-8637.
By Telephone – 800-873-8637
Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 7 p.m. Central Time.
Telephone redemption privileges are automatically established when you complete your application. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to redeem shares is genuine, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.
By Mail
Send your written instructions or Redemption Authorization Form to:
o	Regular Mail Shareholder Services U.S. Global Investors Funds P.O. Box 781234 San Antonio, TX 78278-1234

o	Overnight Mail Shareholder Services U.S. Global Investors Funds 7900 Callaghan Road San Antonio, TX 78229
Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.
By Bank Wire
If your banking information has already been provided, redemptions from your account can be sent electronically by bank wire by calling an Investor Representative at 800-873-8637. If your banking information has not been provided, please complete the Account Options Form to add this privilege. A $10 wire fee will apply for all domestic wires. Please call an Investor Representative at 800-873-8637 for information on international wire fees.
By Automated Clearing House (ACH)
Redemptions from your account can be sent electronically by ACH by calling an Investor Representative at 800-873-8637 if your banking information has already been provided. If your banking information has not been provided, please complete the Account Options Form to add this privilege.
By Money Market Checkwriting Redemption
Checkwriting privileges are available on the Government Securities Savings Fund and the Treasury Securities Cash Fund. If checkwriting was not originally established on your account with your application, please complete the Checkwriting Privilege Form to add this privilege.
Checks may be written for $500 or more from your Government Securities Savings Fund account or for any amount from your Treasury Securities Cash Fund account. All checks are subject to the terms and conditions of the bank identified on the face of the check. Checkwriting drafts will be returned as NSF if shares are not available and a $25 fee per check will be charged to your account.
Retirement Account Distributions
For any distribution from a retirement account [traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, 403(b)], please mail a completed and signed IRA Distribution Form to the address above.

Fax /Email
The funds do not accept redemption instructions via fax or email.
How to Exchange Shares
The exchange privilege is automatic when you complete your application unless you elected to opt out of this privilege. If you elected to not have this privilege and wish to add this privilege to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 800-873-8637. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.
You may exchange fund shares by any of the methods described below on any day the NAV per share is calculated. Exchanges are effective on the day instructions are received, in good order, in a manner as described below. However, if instructions are received after the close of the NYSE regular trading session (generally 4 p.m. Eastern Time), your exchange will be effective on the next day the funds are open for business.
By Internet Access – www.usfunds.com
You can use your personal computer to perform certain mutual fund transactions by accessing our website. Once your application has been processed and your account has been created, you can access your account by logging onto www.usfunds.com and clicking the “Access My Account” link to establish internet access. Once your account has been accessed, you will be able to review account activity, make exchanges between existing funds, check balances and purchase additional shares if your banking information has already been provided. If your banking information has not been provided, please complete the Account Options Form to add this privilege. Exchanges into a new fund in which you are currently not invested cannot be made on the website. Please call an Investor Representative for assistance.
By Automated Telephone System – 800-873-8637
In addition to obtaining account balance information, last transactions, current fund prices, and performance information for your fund, you can use our self-

service telephone system to make exchanges between existing funds. Please call an Investor Representative to establish this privilege. Exchanges into a new fund in which you are currently not invested cannot be made on the automated telephone system. Please call an Investor Representative for assistance.
By Telephone – 800-873-8637
Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 7 p.m. Central Time.
Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to exchange shares is genuine, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.
Shares that are exchanged by an Investor Representative will be charged a fee of $5 per exchange. IRA accounts are allowed up to three exchanges per quarter at no charge.
By Mail
Send your written instructions to:
o	Regular Mail Shareholder Services U.S. Global Investors Funds P.O. Box 781234 San Antonio, TX 78278-1234

o	Overnight Mail Shareholder Services U.S. Global Investors Funds 7900 Callaghan Road San Antonio, TX 78229
Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.
Fax /Email
The funds do not accept exchange instructions via fax or email.

Important Shareholder Information
If your fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees or different account minimums may also apply to your investment, including a transaction fee, if you buy or sell shares of the fund through a broker/dealer or other investment professional. For more information on these fees, check with your broker/dealer or investment professional.
Funds’ Rights
The funds reserve the right to:
•	Accept purchase orders for fund shares;

•	Reject or restrict purchase, redemption or exchange orders when in the best interest of a fund;

•	Limit or discontinue the offering of shares of a fund without notice to the shareholders;

•	Calculate the NAV per share and accept purchases, exchange, and redemption orders on a business day that the NYSE is closed;

•	Require a Medallion Signature Guarantee for transactions or changes in account information;

•	Redeem an account with less than the required fund account minimum, with certain limitations;

•	Restrict or liquidate an account when necessary or appropriate to comply with federal law;and

•	Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 800-873-8637 for more information regarding this fee.
Effective Time and Date
When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund’s NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the NYSE each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.
When a fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security’s value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days will be valued at amortized cost, which approximates market value. To maintain a constant per share price of $1.00 for money market funds, portfolio investments are valued at amortized cost. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.
Certain funds invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.
Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds’ behalf will be deemed accepted by a fund the same day and will be executed at that day’s closing share price. Each financial intermediary’s agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.
Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.
Use of Fair Value Pricing
When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds’ Board has determined to fair value foreign securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading.
The funds may use a systematic fair valuation model provided by an independent third party to value its foreign securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.
While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believes it helps protect the interests of the funds.
The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.
Account Balance
The funds may assess a quarterly small balance fee of $6 to each shareholder fund account (non money market) with a balance of less than $5,000 at the time of assessment. Money market accounts will be assessed a small balance fee of $5 per month to each account if the balance drops below $1,000 at any time during the month. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $25,000 or more invested in the funds (excluding money market funds); and (4) all IRAs administered by the Adviser.
Confirmations and Statements
After any transaction, you will receive written confirmation including the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on all non-money market fund accounts and a monthly statement if you have an active money market fund account. Any fund account that is linked to a money market fund account will generate a monthly statement for that fund.
If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.
Purchase Orders
Payment for purchase orders must be received within seven business days of the time of purchase and may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed. Telephone purchase orders are not available for retirement accounts or money market funds. The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the fund or transfer agent reserves the right to redeem shares of any U.S. Global Investors Funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.
Excessive Short-Term Trading
The funds, except the money market funds, are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.
Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:
•	It may lower overall fund performance;

•	It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

•	Frequent redemptions by market timers may increase taxable capital gains; and

•	It may disrupt a portfolio manager’s ability to effectively manage fund assets.
The funds’ Board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in all funds except the money market funds. The money market funds are designed for liquidity needs and are not actively monitored for frequent purchases and redemption of fund shares. The funds’ Board has determined that it would not be appropriate for the funds to adopt policies and procedures with respect to frequent purchases and redemption of shares of the money market funds. Nevertheless, the money market funds reserve the right to refuse any application, investment or exchange for any reason, including short-term or other abusive trading practices which may disrupt portfolio management strategies and lower overall fund performance.
Short-Term Trading Fee
The short-term trading fees are applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the short-term trading fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund’s requirements. In addition, the short-term trading fee may not apply in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the SEC or other regulators.
Omnibus Account
The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.
Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.
The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.
The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer’s redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.
Householding
Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder report(s) to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder report(s) to be combined with other members of your household, please call 1-800-873-8637.
Lost Accounts
The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions and it is unable to determine your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares and any systematic purchase or redemption will be stopped. In addition, the amount of any outstanding checks (unpaid for 180 days or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith. A Medallion Signature Guarantee is required to update an account from lost status.

Retirement Plans
The funds are offered through the following Adviser sponsored IRA plans. Each fund account will be charged an annual custodial fee as follows:
Annual Custodial Fee

Traditional IRA	$10
Roth IRA	$10
Coverdell Education Savings Account (ESA)	$10
SEP IRA	$15
SIMPLE IRA	$15
The funds offer many other services, such as payroll deductions, direct deposit, and systematic withdrawal plans. Please call an Investor Representative at 800-873-8637 for more information.
STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
The Statement of Additional Information is hereby supplemented as follows:
The Eastern European Fund’s “Fundamental Investment Restrictions” section will include the following:
Eastern European Fund will invest more than 25% of it total assets in securities of companies involved in oil & gas and banking. In particular, the fund will invest at least 25% of its net assets in the following industries: energy equipment and services; oil, gas and consumable fuels; and commercial banking. However, the fund will not invest more than 50% of its net assets in any one of those industries.
The Eastern European Fund’s “Investment Strategies and Risks” section will include the following:
Industry Concentration Risk
The Eastern European Fund invests more than 25% of its investments in companies principally engaged in the oil & gas and banking industries. Oil & gas companies are a large part of the Russian economy and banks typically are a significant component of emerging market economies, such as those in Russia and other Eastern European countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry and may make the fund’s performance more volatile. To the extent that the fund’s assets are invested in the oil & gas industry, the fund would be particularly vulnerable to factors affecting the industry, such as increased governmental regulation of the environment. Increased environmental regulation may, among other things, increase compliance costs and affect business opportunities for companies in which the fund invests. The fund would also be affected by changing commodity prices, which can be highly volatile and are subject to risk of over supply and decreased demand. To the extent that the fund’s assets are invested in companies operating in the banking industry, the fund is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting banking companies. The prices of securities of banking companies also may fluctuate widely due to general economic conditions that could create exposure to credit losses.